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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 2, 2005


                              CHENIERE ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                       1-16383              95-4352386
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                717 Texas Avenue
                   Suite 3100
                 Houston, Texas                                   77002
    (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (713) 659-1361


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01. Regulation FD Disclosure.

     On September 2, 2005, the Company issued a press release announcing that Charif Souki, the Chairman of the Company, will be making a presentation about the Company on September 6, 2005 at the Lehman Brothers CEO Energy/Power Conference. The press release is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01. Exhibit 99.1 is not filed but is furnished pursuant to Regulation FD.


Item 9.01. Financial Statements and Exhibits.

c)  Exhibits

Exhibit
Number             Description
------             -----------

99.1               Press Release, dated September 2, 2005 (filed herewith).



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CHENIERE ENERGY, INC.


     Date:  September 2, 2005            By:  /s/ Don A. Turkleson
                                              ----------------------------
                                              Name:  Don A. Turkleson
                                              Title: Senior Vice President and
                                                     Chief Financial Officer


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EXHIBIT INDEX


Exhibit
Number             Description
------             -----------

99.1               Press Release, dated September 2, 2005 (filed herewith).